Exhibit 99.1

Network Appliance Announces Results for Fourth Quarter and Fiscal Year 2006;
          Q4 Revenues $598.0 Million, up 32% Year-over-Year;
    Fiscal Year 2006 Revenues $2.07 Billion, up 29% Year-over-Year

    SUNNYVALE, Calif.--(BUSINESS WIRE)--May 24, 2006--Network Appliance, Inc. (NASDAQ:NTAP), the leader in advanced networked storage solutions, today reported results for the fourth quarter and fiscal year 2006. Revenues for the fourth fiscal quarter were $598.0 million, an increase of 32% compared to revenues of $451.8 million for the same period a year ago and an increase of 11% compared to $537.0 million in the prior quarter.
    For the fourth fiscal quarter, GAAP net income was $59.2 million, or $0.15 per share(1) which includes a non-recurring income tax expense of $22.5 million, associated with the Repatriation of Foreign Profits under the Jobs Creation Act of 2004. This compares to GAAP net income of $63.4 million, or $0.16 per share for the same period in the prior year. Non-GAAP(2) net income for the fourth fiscal quarter increased 34% to $89.3 million, or $0.23 per share, compared to non-GAAP net income of $66.6 million, or $0.17 per share for the same period a year ago.
    Revenues for fiscal year 2006 totaled $2.07 billion, an increase of 29% compared to revenues of $1.6 billion for fiscal year 2005.
    For fiscal year 2006, GAAP net income increased 18% to $266.5 million, or $0.69 per share, compared to GAAP net income of $225.8 million, or $0.59 per share for fiscal year 2005. Non-GAAP net income for fiscal year 2006 increased 33% to $315.3 million, or $0.81 per share, compared to non-GAAP net income of $237.7 million, or $0.62 per share for fiscal year 2005.
    "Our fourth quarter performance tops a year of accelerating quarterly growth. This year we broadened our portfolio of enterprise data management solutions, and our results demonstrate how our value proposition resonates with customers," said Dan Warmenhoven, CEO of Network Appliance. "By helping customers reduce the cost and complexity of their storage and data management environment, Network Appliance has established itself as the innovative alternative in the storage market. We look forward to fiscal year 2007 with optimism, as we further increase our market opportunity with a new ultra high-end product and launch our next-generation operating system."

    Outlook

    -- Network Appliance estimates that growth in revenue for the first quarter of fiscal year 2007 will be in the range of 2% to 4%, which translates to 36% to 39% growth year-over-year.

    -- Including the implementation of SFAS 123R and with current information and assumptions, the company expects first quarter GAAP earnings per share to finish between $0.13 and $0.16 per share. Network Appliance expects first quarter non-GAAP earnings per share to be in the range of $0.23 to $0.24 per share.

    -- For the full fiscal year 2007, Network Appliance estimates that revenues will finish in the range of 28% to 30% higher than fiscal year 2006.

    -- The company expects GAAP earnings per share for fiscal year 2007 to be in the target range of $0.62 and $0.72 per share. Network Appliance estimates full-year non-GAAP earnings per share to be in the range of $0.99 to $1.04 per share.

    Quarterly Highlights

    During the fourth quarter of fiscal year 2006, Network Appliance further expanded its breadth of disk-to-disk backup and security solutions, enhanced its Fibre Channel data management offerings, and continued its leadership position in the iSCSI and network-attached storage (NAS) markets.
    Earlier in the quarter, NetApp introduced an array of products, technologies, and services that highlight the broad range of NetApp(R) disk-to-disk backup and security solutions which simplify data backup procedures, improve recoverability, and lower backup infrastructure expenses. The new products included a significant expansion of the NetApp disk-to-disk backup family, including two offerings in the new NearStore(R) Virtual Tape Library (VTL) family, new Decru DataFort(TM) E-Series functionality for unified NAS-iSCSI protocol support, and enhanced capabilities for NetApp customers to protect their remote office/branch office (ROBO) data as well as that in their data centers. Complementary new services announced this quarter included a VTL Design and Implementation Service, a Disaster Recovery Design and Implementation Service, and a Backup and Recovery Design and Implementation Service.
    NetApp SnapManager(R) for Microsoft(R) Exchange software achieved Microsoft Simple SAN designation for Microsoft Windows(R) Server Backup/Quick Restore. Achieving the Microsoft Simple SAN Component designation demonstrates to the market that NetApp and Microsoft are providing solutions for quick recovery of Exchange Server 2003 SP2.
    This quarter, the company introduced its SnapSearch and Recovery software, the industry's first solution for search and recovery of online backup data. The new software enables customers to quickly and efficiently recover specific files from backup and archive data in minutes.
    In other product news, NetApp announced its storage solutions will now support 4Gb Fibre Channel (FC). 4Gb FC combined with NetApp unified storage systems and leading-edge data management software gives customers a compelling and powerful solution for managing large and ever-growing amounts of data. NetApp 4Gb FC will allow customers to increase the performance and availability of critical data and applications, while simplifying complex data management environments, improving productivity in application administration, and lowering storage costs.
    This quarter, NetApp announced that according to IDC's Worldwide Quarterly Disk Storage Systems Tracker Q4 2005(3) (as of December
2005), it maintained its position as the market leader in iSCSI in both revenue and capacity for the prior 11 quarters and continued its leadership in capacity market share in NAS. NetApp demonstrated continued leadership in the iSCSI storage market, with number-one market share in capacity shipped (34.6%) and revenue (32.0%) for the full year 2005. In FC SAN, NetApp nearly doubled its year-end 2005 revenue market share to 1.6%, up from 0.9% in 2004, doubled its unit share to 2.2% from 1.1%, and grew capacity shipped by 230%. Finally, NetApp maintained leadership in its core NAS market, with a 42.6% capacity market share, and grew capacity shipped by 56% from year end 2004.
    Also this quarter, NetApp extended its position in the NAS and unified storage market according to Gartner's report "Market Share:
NAS/Unified Storage, Worldwide, 2000-2005."(4) The total NAS and unified storage market grew 16.1% in 2005 and NetApp grew more quickly than the market, posting annual revenue growth of 22.4%. According to Gartner, the company increased its market share from 52.4% in 2004 to 55.2% in 2005. NetApp leads in both the high-end and midrange parts of the market, with 88.9% market share and 70.5% market share by revenue respectively.
    On the partner front, NetApp unveiled several new solution enhancements and partner offerings with BakBone, Bocada, LogLogic, Microsoft, Syncsort and Topio to address a variety of data concerns, including data protection, compliance, data management, backup and recovery, and data replication.
    In corporate news, NetApp debuted at number 929 on the FORTUNE 1000 list, the magazine's annual ranking of America's largest corporations determined by revenue. This quarter NetApp also announced the 2005 NetApp Innovation Award winners. The NetApp Innovation Awards recognize customers and partners who have implemented NetApp solutions in an innovative way to positively impact their business.
    Internationally, NetApp inaugurated its new development center facility, the only one outside of the United States, at Golf Links Software Parks, Bangalore. The facility currently has the capacity to seat up to 750 people and will be a strategic center for research and product development, creating technologies that enable the largest enterprises to store, move, and manage data more effectively. A large number of Fortune 500 enterprises are global customers of NetApp, and in India the enterprise customer base is over 250 strong.

    Webcast Information and Conference Call Information

    -- The NetApp quarterly results conference call will be broadcast live via the Internet at http://investors.netapp.com on Wednesday, May 24, 2006, at 2:00 p.m. Pacific Time. This press release and any other information related to the call will also be posted to the Web site at that location.

    -- The conference call will also be available live in a listen-only format at (866) 383-8009 in the United States and
        (617) 597-5432 outside the United States. The passcode for both numbers is 49211508.

    -- A replay will be available for 72 hours following the completion of the live call by dialing (888) 286-8010 in the United States and (617) 801-6888 outside the United States, with replay code 63342796. The Webcast replay will be posted on our Web site for at least one year.

    About Network Appliance

    Network Appliance(TM) is a world leader in unified storage solutions for today's data-intensive enterprise. Since its inception in 1992, Network Appliance has delivered technology, product, and partner firsts that simplify data management. Information about Network Appliance solutions and services is available at www.netapp.com.

    "Safe Harbor" Statement under U.S. Private Securities Litigation Reform Act of 1995

    This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include all of the statements under the Outlook section relating to our forecasted operating results and metrics for the first quarter of fiscal 2007 and for all of fiscal 2007, statements regarding our optimism for its 2007 fiscal year generally, statements regarding the anticipated benefits of our new products, technologies and services, including VTL, Decru DataFort E-Series, ROBO, Exchange Server, 4Gb products and SnapSearch and Recovery software, and statements regarding anticipated benefits from partner offerings and our Bangalore development center. These forward-looking statements involve risks and uncertainties, and actual results could vary. Important factors that could cause actual results to differ materially from those in the forward looking statements include general economic and industry conditions, including expenditure trends for storage-related products; risks associated with the anticipated growth in network storage and content delivery markets; our ability to deliver new product architectures and enterprise service offerings, competition risks, including our ability to design products and services that compete effectively from a price and performance perspective; risks with new product introductions, our reliance on a limited number of suppliers; our ability to accurately forecast demand for our products and successfully manage our relationships with our contract manufacturers; our ability to expand our direct sales operations and reseller distribution channels; our ability to develop, maintain and strengthen our relationships and product offerings with strategic partners; risks associated with international operations; our ability to successfully acquire and integrate complementary businesses and technologies; foreign currency exchange rate fluctuations; and other important factors as described in Network Appliance, Inc.'s reports and documents filed from time to time with the Securities and Exchange Commission, including the factors described under the sections captioned "risk factors" in our most recently submitted 10-K and 10-Q. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

    (1) Earnings per share represent the diluted number of shares for all periods presented.
    (2) Non-GAAP results of operations exclude amortization of intangible assets, in process research and development, stock compensation, restructuring charges/recoveries, net gain/loss on investments and the related effects on income taxes, as well as nonrecurring American Jobs Creation Act income tax expense and certain discrete GAAP provision for income tax matters recognized ratably for non-GAAP purposes.
    (3) IDC's Worldwide Quarterly Disk Storage Systems Tracker Q4 2005
    (4) Market Share: NAS/Unified Storage, Worldwide, 2000-2005

    NetApp, NearStore and SnapManager are registered trademarks and Network Appliance is a trademark of Network Appliance Inc. in the United States and other countries. Decru DataFort is a trademark of Decru Inc., a NetApp company. All other trademarks belong to their respective owners and should be treated as such.

    Network Appliance Usage of Non-GAAP Financials.

    The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. These non-GAAP financial measures exclude amortization of intangible assets, in-process research and development, stock compensation, restructuring charges/recoveries, net gain/loss on investments and the related effects on income taxes, as well as certain discrete GAAP provision for income tax matters recognized ratably for non-GAAP purposes. We have excluded these items because they derive from unusual events that are not attributable to normal on going operations and thus makes it more difficult for an investor to understand our recurring operational performance. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.
    These non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making such as employee compensation planning. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.


                       NETWORK APPLIANCE, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                             (Unaudited)

                                         April 30, 2006 April 30, 2005
                                         -------------- --------------

                 ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                   $461,256       $193,542
  Short-term investments                       861,636        976,423
  Accounts receivable, net                     415,295        296,885
  Inventories                                   64,452         38,983
  Prepaid expenses and other                    43,536         30,773
  Short-term restricted cash                   138,539          1,699
  Deferred income taxes                         48,496         37,584
                                         -------------- --------------
    Total current assets                     2,033,210      1,575,889

PROPERTY AND EQUIPMENT, net                    513,193        418,749

GOODWILL                                       487,535        291,816
INTANGIBLE ASSETS, net                          75,051         21,448
LONG-TERM RESTRICTED CASH                      108,371          2,361
OTHER ASSETS                                    43,605         62,384
                                         -------------- --------------
                                            $3,260,965     $2,372,647
                                         ============== ==============

  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                            $101,278        $83,572
  Income taxes payable                          51,577         20,823
  Accrued compensation and related
   benefits                                    129,636        100,534
  Other accrued liabilities                     69,073         53,262
  Short-term debt                              166,211              -
  Deferred revenue                             399,388        261,998
                                         -------------- --------------
    Total current liabilities                  917,163        520,189
                                         -------------- --------------

LONG-TERM DEFERRED REVENUE                     282,149        187,180
LONG-TERM DEBT                                 133,790              -
LONG-TERM OTHER OBLIGATIONS                      4,410          4,474
                                         -------------- --------------
                                             1,337,512        711,843
                                         -------------- --------------

STOCKHOLDERS' EQUITY                         1,923,453      1,660,804
                                         -------------- --------------
                                            $3,260,965     $2,372,647
                                         ============== ==============


                       NETWORK APPLIANCE, INC.
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)

                              Quarter Ended          Year Ended
                           ------------------- -----------------------
                           April 30, April 30,  April 30,   April 30,
                             2006      2005       2006        2005
                           --------- --------- ----------- -----------

REVENUES:
  Product revenue          $455,299  $351,580  $1,577,435  $1,260,611
  Software subscription
   revenue                   67,632    49,423     239,139     169,726
                           --------- --------- ----------- -----------
    Product revenue         522,931   401,003   1,816,574   1,430,337

  Service revenue            75,029    50,826     249,882     167,794
                           --------- --------- ----------- -----------
    Total revenues          597,960   451,829   2,066,456   1,598,131
                           --------- --------- ----------- -----------

COST OF REVENUES:
  Cost of product revenue   186,582   134,820     624,946     487,880
  Cost of service revenue    54,519    40,213     185,049     135,203
                           --------- --------- ----------- -----------
    Total cost of revenues  241,101   175,033     809,995     623,083
                           --------- --------- ----------- -----------
GROSS MARGIN                356,859   276,796   1,256,461     975,048
                           --------- --------- ----------- -----------

OPERATING EXPENSES:
  Sales and marketing       167,628   134,946     595,154     466,032
  Research and development   73,526    48,093     242,988     171,049
  General and
   administrative            24,504    22,014      91,852      76,903
  In process research and
   development                    -         -       5,000           -
  Stock compensation          3,851     1,716      13,293       8,148
  Restructuring charges
   (recoveries)                 378        (1)       (117)       (271)
                           --------- --------- ----------- -----------
    Total operating
     expenses               269,887   206,768     948,170     721,861
                           --------- --------- ----------- -----------

INCOME FROM OPERATIONS       86,972    70,028     308,291     253,187

OTHER INCOME (EXPENSES),
 net:
  Interest income            12,929     8,034      41,519      24,249
  Other income (expense),
   net                          (91)       72         361      (1,249)
  Net gain on investments         -         -         101          41
                           --------- --------- ----------- -----------
    Total other income,
     net                     12,838     8,106      41,981      23,041
                           --------- --------- ----------- -----------

INCOME BEFORE INCOME TAXES   99,810    78,134     350,272     276,228

PROVISION FOR INCOME TAXES   40,589    14,698      83,820      50,474
                           --------- --------- ----------- -----------

NET INCOME                  $59,221   $63,436    $266,452    $225,754
                           ========= ========= =========== ===========

NET INCOME PER SHARE:
  BASIC                    $   0.16  $   0.17  $     0.72  $     0.63
                           ========= ========= =========== ===========

  DILUTED                  $   0.15  $   0.16  $     0.69  $     0.59
                           ========= ========= =========== ===========

SHARES USED IN PER SHARE
 CALCULATION:
  BASIC                     374,035   366,941     371,061     361,009
                           ========= ========= =========== ===========

  DILUTED                   392,549   387,733     388,381     380,412
                           ========= ========= =========== ===========


                       NETWORK APPLIANCE, INC.
       NON-GAAP(1) CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)

                              Quarter Ended          Year Ended
                           ------------------- -----------------------
                           April 30, April 30,  April 30,   April 30,
                             2006      2005       2006        2005
                           --------- --------- ----------- -----------

REVENUES:
  Product revenue          $455,299  $351,580  $1,577,435  $1,260,611
  Software subscription
   revenue                   67,632    49,423     239,139     169,726
                           --------- --------- ----------- -----------
    Product Revenue         522,931   401,003   1,816,574   1,430,337

  Service revenue            75,029    50,826     249,882     167,794
                           --------- --------- ----------- -----------
    Total revenues          597,960   451,829   2,066,456   1,598,131
                           --------- --------- ----------- -----------
COST OF REVENUES:
  Cost of product revenue   182,716   133,962     613,161     484,448
  Cost of service revenue    54,519    40,213     185,049     135,203
                           --------- --------- ----------- -----------
    Total cost of revenues  237,235   174,175     798,210     619,651
                           --------- --------- ----------- -----------
GROSS MARGIN                360,725   277,654   1,268,246     978,480
                           --------- --------- ----------- -----------

OPERATING EXPENSES:
  Sales and marketing       166,925   134,739     593,033     465,205
  Research and development   73,526    48,093     242,988     171,049
  General and
   administrative            24,266    20,746      89,622      71,830
                           --------- --------- ----------- -----------
    Total operating
     expenses               264,717   203,578     925,643     708,084
                           --------- --------- ----------- -----------


INCOME FROM OPERATIONS       96,008    74,076     342,603     270,396


OTHER INCOME, net            12,838     8,106      41,880      23,000
                           --------- --------- ----------- -----------

INCOME BEFORE INCOME TAXES  108,846    82,182     384,483     293,396


PROVISION FOR INCOME TAXES   19,593    15,614      69,207      55,745

                           --------- --------- ----------- -----------
NET INCOME                  $89,253   $66,568    $315,276    $237,651
                           ========= ========= =========== ===========

NET INCOME PER SHARE:
  BASIC                    $   0.24  $   0.18  $     0.85  $     0.66
                           ========= ========= =========== ===========

  DILUTED                  $   0.23  $   0.17  $     0.81  $     0.62
                           ========= ========= =========== ===========

SHARES USED IN PER SHARE
 CALCULATION:
  BASIC                     374,035   366,941     371,061     361,009
                           ========= ========= =========== ===========

  DILUTED                   392,549   387,733     388,381     380,412
                           ========= ========= =========== ===========

(1) Non-GAAP results of operations exclude amortization of intangible assets, in process research and development, stock compensation, restructuring charges/recoveries, net gain on investments and the related effects on income taxes, as well as non-recurring American Jobs Creation Act income tax expense and certain discrete GAAP provision for income tax matters recognized ratably for non-GAAP purposes.


                        NETWORK APPLIANCE, INC.
                  RECONCILIATION OF NON-GAAP AND GAAP
          IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                            (In thousands)
                              (Unaudited)

                                Quarter Ended         Year Ended
                             ------------------- ---------------------
                             April 30, April 30,  April 30,  April 30,
                               2006      2005       2006       2005
                             --------- --------- ----------- ---------

SUMMARY RECONCILIATION OF
 NET INCOME
-----------------------------
NET INCOME                    $59,221   $63,436    $266,452  $225,754

Adjustments:
  Amortization of intangible
   assets                       4,807     2,333      16,136     9,332
  Stock compensation            3,851     1,716      13,293     8,148
  In process research and
   development                      -         -       5,000         -
  Restructuring charges
   (recoveries)                   378        (1)       (117)     (271)
  Net gain on investments           -         -        (101)      (41)
  Discrete GAAP provision
   matters recognized
   ratably for non-GAAP
   purposes                    (1,358)        -      (5,157)        -
  Non-recurring American
   Jobs Creation Act income
   tax expense                 22,482         -      22,482         -
  Income tax effect              (128)     (916)     (2,712)   (5,271)

                             --------- --------- ----------- ---------
NON-GAAP NET INCOME           $89,253   $66,568    $315,276  $237,651
                             ========= ========= =========== =========

DETAILED RECONCILIATION OF
 SPECIFIC ITEMS:
----------------------------

COST OF REVENUES             $241,101  $175,033    $809,995  $623,083
Adjustment:
  Amortization of intangible
   assets                      (3,866)     (858)    (11,785)   (3,432)

                             --------- --------- ----------- ---------
NON-GAAP COST OF REVENUES    $237,235  $174,175    $798,210  $619,651
                             ========= ========= =========== =========

GROSS MARGIN                 $356,859  $276,796  $1,256,461  $975,048
Adjustment:
  Amortization of intangible
   assets                       3,866       858      11,785     3,432

                             --------- --------- ----------- ---------
NON-GAAP GROSS MARGIN        $360,725  $277,654  $1,268,246  $978,480
                             ========= ========= =========== =========

SALES AND MARKETING EXPENSES $167,628  $134,946    $595,154  $466,032
Adjustments:
  Amortization of intangible
   assets                        (703)     (207)     (2,121)     (827)

                             --------- --------- ----------- ---------
NON-GAAP SALES AND MARKETING
 EXPENSES                    $166,925  $134,739    $593,033  $465,205
                             ========= ========= =========== =========

GENERAL AND ADMINISTRATIVE
 EXPENSES                     $24,504   $22,014     $91,852   $76,903
Adjustments:
  Amortization of intangible
   assets                        (238)   (1,268)     (2,230)   (5,073)

                             --------- --------- ----------- ---------
NON-GAAP GENERAL AND
 ADMINISTRATIVE EXPENSES      $24,266   $20,746     $89,622   $71,830
                             ========= ========= =========== =========

OPERATING EXPENSES           $269,887  $206,768    $948,170  $721,861
Adjustments:
  Stock compensation           (3,851)   (1,716)    (13,293)   (8,148)
  In process research and
   development                      -         -      (5,000)        -
  Amortization of intangible
   assets                        (941)   (1,475)     (4,351)   (5,900)
  Restructuring charges
   (recoveries)                  (378)        1         117       271

                             --------- --------- ----------- ---------
NON-GAAP OPERATING EXPENSES  $264,717  $203,578    $925,643  $708,084
                             ========= ========= =========== =========

INCOME FROM OPERATIONS        $86,972   $70,028    $308,291  $253,187
Adjustments:
  In process research and
   development                      -         -       5,000         -
  Amortization of intangible
   assets                       4,807     2,333      16,136     9,332
  Stock compensation            3,851     1,716      13,293     8,148
  Restructuring charges
   (recoveries)                   378        (1)       (117)     (271)

                             --------- --------- ----------- ---------
NON-GAAP INCOME FROM
 OPERATIONS                   $96,008   $74,076    $342,603  $270,396
                             ========= ========= =========== =========

TOTAL OTHER INCOME
 (EXPENSES), NET              $12,838    $8,106     $41,981   $23,041
Adjustments:
  Net gain on investments           -         -        (101)      (41)

                             --------- --------- ----------- ---------
NON-GAAP TOTAL OTHER INCOME
 (EXPENSES), NET              $12,838    $8,106     $41,880   $23,000
                             ========= ========= =========== =========

INCOME BEFORE INCOME TAXES    $99,810   $78,134    $350,272  $276,228
Adjustments:
  Amortization of intangible
   assets                       4,807     2,333      16,136     9,332
  In process research and
   development                      -         -       5,000         -
  Stock compensation            3,851     1,716      13,293     8,148
  Restructuring charges
   (recoveries)                   378        (1)       (117)     (271)
  Net gain on investments           -         -        (101)      (41)

                             --------- --------- ----------- ---------
NON-GAAP INCOME BEFORE
 INCOME TAXES                $108,846   $82,182    $384,483  $293,396
                             ========= ========= =========== =========

PROVISION FOR INCOME TAXES    $40,589   $14,698     $83,820   $50,474
Adjustments:
  Discrete GAAP provision
   matters recognized
   ratably for non-GAAP
   purposes                     1,358         -       5,157         -
  Non-recurring American
   Jobs Creation Act income
   tax expense                (22,482)        -     (22,482)        -
  Income tax effect               128       916       2,712     5,271

                             --------- --------- ----------- ---------
NON-GAAP PROVISION FOR
 INCOME TAXES                 $19,593   $15,614     $69,207   $55,745
                             ========= ========= =========== =========


                       NETWORK APPLIANCE, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
                            (In thousands)
                             (Unaudited)

                          Three Months Ended         Year Ended
                         --------------------- -----------------------
                         April 30,  April 30,    April 30,   April 30,
                            2006       2005        2006        2005
                         ---------- ---------- ------------ ----------

Cash Flows from
 Operating Activities:
  Net income             $  59,221  $  63,436  $   266,452  $ 225,754
  Adjustments to
   reconcile net income
   to net cash provided
   by operating
   activities:
    Depreciation            17,504     14,590       63,679     54,459
    In process research
     and development             -          -        5,000          -
    Amortization of
     intangible assets       4,807      2,333       16,136      9,332
    Amortization of
     patents                   495        481        1,982      1,833
    Stock compensation       3,851      1,716       13,293      8,148
    Net gain on
     investments                 -          -         (101)       (70)
    Net loss on disposal
     of equipment               63      1,083        1,381      1,990
    Allowance
     (reduction) for
     doubtful accounts        (875)       785           46      1,110
    Deferred income
     taxes                   1,531      5,591        1,545      6,321
    Deferred rent              368         66          669        294
    Changes in assets
     and liabilities:
      Accounts
       receivable          (46,663)   (63,287)    (116,816)  (103,352)
      Inventories           (7,850)    (2,613)     (46,247)   (14,996)
      Prepaid expenses
       and other assets     (6,374)    (5,347)     (12,964)    (2,336)
      Accounts payable       1,333     15,105       17,405     30,460
      Income taxes
       payable              33,063      7,964       72,669     32,541
      Accrued
       compensation and
       related benefits     15,361     17,320       28,353     33,828
      Other accrued
       liabilities           7,601       (639)       8,571      7,369
      Deferred revenue      88,492     58,899      233,229    169,433
                         ---------- ---------- ------------ ----------
        Net cash
         provided by
         operating
         activities        171,928    117,483      554,282    462,118
                         ---------- ---------- ------------ ----------
Cash Flows from
 Investing Activities:
  Purchases of
   investments            (578,857)  (202,675)  (1,029,412)  (872,237)
  Redemptions of
   investments             429,108    149,039      900,863    605,426
  Purchase of patents            -       (895)           -       (895)
  Increase (decrease) in
   restricted cash             319          -       (1,678)         -
  Purchases of property
   and equipment           (36,407)   (28,812)    (132,915)   (93,568)
  Proceeds from disposal
   of fixed assets               -          -           32          -
  Proceeds from sales of
   investments                   -          -          130        347
  Purchases of equity
   securities               (2,175)      (300)      (9,275)      (425)
  Purchase of business,
   net of cash acquired          -          -      (53,747)         -
  Payments for split-
   dollar insurance
   premiums                      -       (183)           -       (183)
  Reimbursements for
   split-dollar
   insurance premiums            -     10,227            -     10,227
                         ---------- ---------- ------------ ----------
        Net cash
         provided by
         (used in)
         investing
         activities       (188,012)   (73,599)    (326,002)  (351,308)
                         ---------- ---------- ------------ ----------
Cash Flows from
 Financing Activities:
  Proceeds from sale of
   common stock related
   to employee stock
   transactions             91,020     28,462      232,745    181,922
  Proceeds from long-
   term debt               300,000          -      300,000          -
  Tax withholding
   payments reimbursed
   by restricted stock        (268)    (1,079)      (1,062)    (1,122)
  Repurchases of common
   stock                   (98,761)   (59,910)    (488,908)  (192,903)
                         ---------- ---------- ------------ ----------
        Net cash
         provided by
         (used in)
         financing
         activities        291,991    (32,527)      42,775    (12,103)
                         ---------- ---------- ------------ ----------

Effect of Exchange Rate
 Changes on Cash            (2,776)       812       (3,341)     2,507

Net Increase in Cash and
 Cash Equivalents          273,131     12,169      267,714    101,214
Cash and Cash
 Equivalents:
  Beginning of period      188,125    181,373      193,542     92,328
                         ---------- ---------- ------------ ----------
  End of period          $ 461,256  $ 193,542  $   461,256    193,542
                         ========== ========== ============ ==========

Noncash Investing and
 Financing Activities:
  Conversion of
   evaluation inventory
   to fixed assets       $   7,525  $   1,654  $    21,918  $  10,122
  Deferred stock
   compensation, net of
   reversals             $  24,071  $    (358) $    26,968  $     154
  Income tax benefit
   from employee stock
   transactions          $  19,821  $       -  $    42,155  $  27,829
  Acquisition
   (reduction) of
   property and
   equipment on account  $  (6,540) $       -  $     4,618  $       -
  Reclassification to
   restricted cash       $ 241,152  $       -  $   241,152  $       -
  Stock issued for
   acquisition           $       -  $       -  $   191,874  $       -
  Options assumed for
   acquired business     $       -  $       -  $    38,456  $       -
  Interest accrued for
   long-term debt        $      44  $       -  $        44  $       -


Supplemental cash flow
 information:
  Income taxes paid      $   8,105  $   1,309  $    13,730  $  13,284
  Income taxes refund    $   1,917  $   1,811  $     4,262  $  12,399
  Interest paid for
   long-term debt        $   1,187  $       -  $     1,187  $       -


                       NETWORK APPLIANCE, INC.
             RECONCILIATION OF NON GAAP GUIDANCE TO GAAP
                   EXPRESSED AS EARNINGS PER SHARE
               FIRST QUARTER AND FULL YEAR FISCAL 2007
                             (Unaudited)

                                            Q107            FY07
                                       --------------- ---------------

ADJUSTMENTS OF SPECIFIC ITEMS TO
 EARNINGS PER SHARE FOR THE FIRST
 QUARTER AND FULL YEAR 2007 ($):

COST OF REVENUES
Adjustment:
  Amortization of intangible assets        (0.010)         (0.039)
  Stock compensation including
   adoption of SFAS 123R               (0.009 - 0.011) (0.034 - 0.041)


OPERATING EXPENSES
Adjustments:
  Amortization of intangible assets        (0.002)         (0.010)
  Stock compensation including
   adoption of SFAS 123R               (0.091 - 0.110) (0.347 - 0.416)


PROVISION FOR INCOME TAXES
Adjustments:
  Income tax effect                     0.029 - 0.035   0.113 - 0.134


                                       --------------- ---------------
NET DECREASE IN EARNINGS PER SHARE     (0.083 - 0.098) (0.317 - 0.372)
                                       =============== ===============

    CONTACT: Network Appliance, Inc.
             Jodi Baumann, 408-822-3974 (Press)
             jodi@netapp.com
             Tara Calhoun, 408-822-6909 (Investors)
             tara@netapp.com
             Billie Fagenstrom, 408-822-6428 (Investors) billief@netapp.com